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                                                                     Exhibit 4.1

   [LOGO]                            [LOGO]                           [LOGO]
   YS                                                                 SHARES

   COMMON STOCK               YURIE SYSTEMS, INC.                COMMON STOCK
   PAR VALUE $.01     INCORPORATED UNDER THE LAWS OF THE       SEE REVERSE FOR
                               STATE OF DELAWARE             CERTAIN DEFINITIONS

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   THIS CERTIFIES that                                    CUSIP 98871Q 10 2




   is the registered holder of
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FULLY-PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF THE PAR VALUE OF $.01
                                    EACH OF

============================= YURIE SYSTEMS, INC. ==============================

transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.
          IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be signed by its duly authorized officers.

Dated

     SECRETARY                YURIE SYSTEMS, INC.       CHIEF EXECUTIVE OFFICER
                                   CORPORATE
                                     SEAL
                                   DELAWARE
                                       *


COUNTERSIGNED AND REGISTERED:
        AMERICAN STOCK TRANSFER & TRUST COMPANY
                (NEW YORK, N.Y.)
                                                                 TRANSFER AGENT
                                                                 AND REGISTRAR
BY


                                                        AUTHORIZED SIGNATURE
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                              YURIE SYSTEMS, INC.


     The Corporation will furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof of the Corporation, and the qualifications, limitations, or restrictions of such preferences and/or rights. Such request may be made to the Corporation or the transfer agent.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common           UNIF GIFT MIN ACT-_____Custodian_____
                                                           (Cust)       (Minor)
TEN ENT - as tenants by the entireties                      under Uniform
JT TEN  - as joint tenants with right of                    Gifts to Minors
          survivorship and not as tenants                   Act
          in common                                            ---------------
                                                                 (State)


    Additional abbreviations may also be used though not in the above list.

      For Value Received, _________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
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            (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING
                         POSTAL ZIP CODE OF ASSIGNEE)

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                                                                          Shares
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of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

                                                                        Attorney
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to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated
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SIGNATURE(S) GUARANTEED
BY
  ---------------------- -------------------------------------------------------
                         THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION, (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE
                         MEDALLION PROGRAM PURSUANT TO S.E.C. RULE 17Ad-15

                 NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH
                         THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.